Exhibit 99.1

MangoRx Announces Strategic Partnership for Expansion into Asia Pacific and Key Emerging Markets

DALLAS, TEXAS / July 11, 2024 – Mangoceuticals, Inc. (NASDAQ: MGRX) (“MangoRx” or the “Company”), a company focused on developing, marketing, and selling a variety of men’s health and wellness products in the areas of erectile dysfunction (ED), hair growth, weight loss, and hormone replacement therapies, is excited to announce that it has secured a strategic partnership with the International Society of Frontier Life Sciences and Technology (ISFLST) for the distribution of its products in China and the Asia Pacific region and Latin America (excluding Mexico). This agreement marks a significant milestone in MangoRx’s expansion strategy, aiming to bring its premier men’s health solutions to the rapidly growing markets in these regions.

Under this agreement, ISFLST, who has offices in the US, China and South Korea, will leverage its extensive network and expertise to introduce and promote MangoRx’s cutting-edge products across Asia and Latin America (excluding Mexico). The collaboration is designed to enhance brand visibility, drive product adoption, and meet the increasing demand for high-quality men’s health products in these areas.

Jacob Cohen, CEO and Co-Founder of MangoRx, commented, “We are thrilled to partner with the International Society of Frontier Life Sciences and Technology to expand our presence in China and the Asia Pacific region. This agreement aligns with our strategic goal of reaching new international markets and providing men worldwide with access to our innovative health solutions. According to the Economic and Social Commission for Asia and the Pacific (ESCAP), there are an estimated 400 million males aged 35 and above in China alone (https://www.population-trends-asiapacific.org/data/CHN). We believe that this demographic represents a substantial addressable market for our products and that ISFLST’s strong market presence and distribution capabilities make them the ideal partner to help us achieve this vision.”

Mr. Zhang Xin, a representative of the ISFLST Beijing Office, expressed enthusiasm about the partnership, stating, “We are excited to collaborate with MangoRx to promote their exceptional men’s health products and co-develop region specific formulations. This partnership is a testament to our commitment to seeking the best-in-class innovations in health and wellness products to our international communities.”

ISFLST has already begun marketing activities in the region, establishing MangoRx Exhibits in Beijing and Hangzhou with market tests planned for South Korea and Southeast Asia, with the goal of further boosting the visibility and credibility of MangoRx’s offerings in the region.

We expect this partnership with ISFLST represents a pivotal step for MangoRx as it continues to expand its global footprint. With this strategic partnership, MangoRx aims to strengthen its market position and cater to the growing consumer demand for advanced men’s health products across the Asia Pacific region.

About MangoRx

MangoRx is focused on developing a variety of men’s health and wellness products and services via a secure telemedicine platform. To date, the Company has identified men’s wellness telemedicine services and products as a growing sector and especially related to the area of erectile dysfunction (ED), hair growth and hormone replacement therapies. Interested consumers can use MangoRx’s telemedicine platform for a smooth experience. Prescription requests will be reviewed by a physician and, if approved, fulfilled and discreetly shipped through MangoRx’s partner compounding pharmacy and right to the patient’s doorstep. To learn more about MangoRx’s mission and other products, please visit www.MangoRx.com or on social media @Mango.Rx.

About ISFLST

The International Society of Frontier Life Sciences and Technology (ISFLST) is a global organization committed to accelerating healthcare transformation through innovation, education, and collaborative advocacy across borders. By bridging the gap between cutting-edge life science advancements and the people most in need, the Society paves the way to address global health. The Society achieves its mission by building bridges between international researchers, healthcare providers, and patients to facilitate access to innovative technologies and treatments, particularly for underserved communities. It educates and trains healthcare professionals on the latest advancements, fostering a globally informed and empowered workforce, and provides individuals with resources to make informed health decisions. Additionally, the Society champions partnerships and advocacy initiatives that accelerate the development and integration of life-changing technologies, promoting open dialogue and collaboration to address global health challenges. To learn more about the ISFLST, please visit https://isflst.org.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, our ability to meet Nasdaq’s minimum bid price requirement and other continued listing requirements of Nasdaq; the Company’s stockholders’ equity as of the Company’s next fiscal quarter end, which is required to be above $2.5 million pursuant to correspondence from Nasdaq; our ability to maintain the listing of our common stock on Nasdaq; our ability to commercialize our patent portfolio; our ability to obtain Comisión Federal para la Protección contra Riesgos Sanitarios for our ED product in Mexico, the costs thereof and timing associated therewith; our ability to obtain additional funding and generate revenues to support our operations; risks associated with our ED product which have not been, and will not be, approved by the U.S. Food and Drug Administration (“FDA”) and have not had the benefit of the FDA’s clinical trial protocol which seeks to prevent the possibility of serious patient injury and death; risks that the FDA may determine that the compounding of our planned products does not fall within the exemption from the Federal Food, Drug, and Cosmetic Act (“FFDCA Act”) provided by Section 503A; risks associated with related party relationships and agreements; the effect of data security breaches, malicious code and/or hackers; competition and our ability to create a well-known brand name; changes in consumer tastes and preferences; material changes and/or terminations of our relationships with key parties; significant product returns from customers, product liability, recalls and litigation associated with tainted products or products found to cause health issues; our ability to innovate, expand our offerings and compete against competitors which may have greater resources; our significant reliance on related party transactions; the projected size of the potential market for our technologies and products; risks related to the fact that our Chairman and Chief Executive Officer, Jacob D. Cohen has significant voting control over the Company; risks related to the significant number of shares in the public float, our share volume, the effect of sales of a significant number of shares in the marketplace, and the fact that the majority of our shareholders paid less for their shares than the public offering price of our common stock in our recent initial public offering; dilution caused by recent offerings; conversion of outstanding shares of preferred stock and the rights and preferences thereof, the fact that we have a significant number of outstanding warrants to purchase shares of common stock and other convertible securities, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended, dilution caused by exercises/conversions thereof, overhang related thereto, and decreases in the trading price of our common stock caused by sales thereof; our ability to build and maintain our brand; cybersecurity, information systems and fraud risks and problems with our websites; changes in, and our compliance with, rules and regulations affecting our operations, sales, marketing and/or our products; shipping, production or manufacturing delays; regulations we are required to comply with in connection with our operations, manufacturing, labeling and shipping; our dependency on third-parties to prescribe and compound our ED product; our ability to establish or maintain relations and/or relationships with third-parties; potential safety risks associated with our products, including the use of ingredients, combination of such ingredients and the dosages thereof; the effects of changing rates of inflation and interest rates, and economic downturns, including potential recessions, as well as macroeconomic, geopolitical, health and industry trends, pandemics, acts of war (including the ongoing Ukraine/Russian conflict and war in Israel) and other large-scale crises; our ability to protect intellectual property rights; our ability to attract and retain key personnel to manage our business effectively; overhang which may reduce the value of our common stock; volatility in the trading price of our common stock; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2024, and subsequent reports. These filings are available at www.sec.gov and at our website at https://www.mangoceuticals.com/sec-filings. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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